Exhibit 77Q1(e) to ACAAP 07.31.2008 NSAR


     1. Management Agreement effective May 28, 2008 between American Century Asset Allocation Portfolios, Inc. and American Century Investment Management, Inc., Filed as Exhibit 99(d)(2) to Form 485B Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed on Form N-1A 05/29/08, effective 05/30/08, and incorporated herein by reference.